      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 25, 2006
                                                      REGISTRATION NOS.: 2-74980
                                                                        811-3326

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                           PRE-EFFECTIVE AMENDMENT NO.                       / /
                         POST-EFFECTIVE AMENDMENT NO. 28                     /X/
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                               /X/
                                AMENDMENT NO. 29                             /X/

                                   ----------

                                 MORGAN STANLEY
                       U.S. GOVERNMENT MONEY MARKET TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                              AMY R. DOBERMAN, ESQ.
                           1221 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

                                    COPY TO:
         CARL FRISCHLING, ESQ.                  STUART M. STRAUSS, ESQ.
  KRAMER LEVIN NAFTALIS & FRANKEL LLP           CLIFFORD CHANCE US LLP
      1177 AVENUE OF THE AMERICAS                 31 WEST 52ND STREET
          NEW YORK, NY 10036                      NEW YORK, NY 10019

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

  As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

             / /  Immediately upon filing pursuant to paragraph (b)

             /X/  On May 31, 2006 pursuant to paragraph (b)

             / /  60 days after filing pursuant to paragraph (a)(1)

             / /  On pursuant to paragraph (a)(1)

             / /  75 days after filing pursuant to paragraph (a)(2)

             / /  On (date) pursuant to paragraph (a)(2) of Rule 485.

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

             If appropriate, check the following box:

             / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

[GRAPHIC]

MORGAN STANLEY FUNDS


MORGAN STANLEY
U.S. GOVERNMENT
MONEY MARKET TRUST


A MONEY MARKET FUND THAT SEEKS TO PROVIDE SECURITY OF PRINCIPAL, HIGH CURRENT INCOME AND LIQUIDITY

[MORGAN STANLEY LOGO]


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS


MAY 31, 2006

CONTENTS


THE FUND

      Investment Objectives                                                    1

      Principal Investment Strategies                                          1

      Principal Risks                                                          2

      Past Performance                                                         3

      Fees and Expenses                                                        3

      Portfolio Holdings                                                       4

      Fund Management                                                          5

SHAREHOLDER INFORMATION

      Pricing Fund Shares                                                      6

      How To Buy Shares                                                        6

      Limited Portability                                                      8

      How To Exchange Shares                                                   8

      How To Sell Shares                                                      10

      Distributions                                                           13

      Frequent Purchases and Redemptions of Fund Shares                       14

      Tax Consequences                                                        14

      Additional Information                                                  14

FINANCIAL HIGHLIGHTS                                                          15

MORGAN STANLEY FUNDS                                           Inside Back Cover


This PROSPECTUS contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

INVESTMENT OBJECTIVES

[GRAPHIC]

Morgan Stanley U.S. Government Money Market Trust is a money market fund that seeks to provide security of principal, high current income and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund will invest in high quality, short-term U.S. government securities. The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

The U.S. government securities that the Fund may purchase include:

- U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

- Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

- Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks.

- Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

The Fund also may invest up to 10% of its net assets in FDIC insured certificates of deposit of banks and savings and loan institutions.

The Fund's policies discussed above are fundamental. These policies may not be changed without shareholder approval. In addition to the fundamental investment policies, the Fund may invest in repurchase agreements. Repurchase agreements are contracts in which a financial institution sells a

[SIDENOTE]

MONEY MARKET

A MUTUAL FUND HAVING THE GOAL TO SELECT SECURITIES TO PROVIDE CURRENT INCOME WHILE SEEKING TO MAINTAIN A STABLE SHARE PRICE OF $1.00.

YIELD

THE FUND'S YIELD REFLECTS THE ACTUAL INCOME THE FUND PAYS TO YOU EXPRESSED AS A PERCENTAGE OF THE FUND'S SHARE PRICE. BECAUSE THE FUND'S INCOME FROM ITS PORTFOLIO SECURITIES WILL FLUCTUATE, THE INCOME IT IN TURN DISTRIBUTES TO YOU AND THE FUND'S YIELD WILL VARY.

security and agrees to buy it back on a specific date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objectives. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Fund is associated with its U.S. government securities investments, which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

Credit risk is minimal with respect to the Fund's U.S. government securities investments. Repurchase agreements involve a greater degree of credit risk. The Investment Adviser, however, actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds, such as the Fund, to invest only in debt obligations of high quality and short maturities.

Shares of the Fund are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency.

PAST PERFORMANCE

[GRAPHIC]


The bar chart and table below provide some indication of the risks of investing in the Fund. For the Fund's most recent 7-day annualized yield, you may call toll-free (800) 869-NEWS. The Fund's past performance does not indicate how the Fund will perform in the future.


[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS


1996         4.47%
1997         4.63%
1998         4.71%
1999         4.38%
2000         5.69%
2001         3.67%
2002         1.12%
2003         0.47%
2004         0.68%
2005         2.52%



During the periods shown in the bar chart, the highest return for a calendar quarter was 1.48% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.09% (quarter ended June 30, 2004). The year-to-date total return as of March 31, 2006 was 0.95%.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                        PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
U.S. Government Money Market Trust         2.52%            1.68%             3.22%


FEES AND EXPENSES

[GRAPHIC]


The Fund is a no-load fund. The Fund does not impose any sales charges and does not impose account or exchange fees. The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


[SIDENOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST 10 CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS.

ANNUAL FUND OPERATING EXPENSES(1)


Advisory fee(1)                                                            0.39%
Distribution and service (12b-1) fees(2)                                   0.10%
Other expenses(1)                                                          0.27%
Total annual Fund operating expenses(1)                                    0.76%



(1) The Investment Adviser has voluntarily agreed to cap the Fund's operating expenses, through April 30, 2007, by assuming the Fund's "other expenses" and/or waiving the Fund's investment advisory fees, and Morgan Stanley Services Company Inc., the Fund's administrator, has agreed to waive the Fund's administration fees, to the extent such operating expenses exceed 0.75% of the average daily net assets of the Fund on an annualized basis. The expenses and fees disclosed above do not reflect the assumption of any expenses or the waiver of any compensation by the Investment Adviser or Administrator. Taking the waiver/assumption of expenses into account, the total annual Fund operating expenses was 0.75%.

(2) The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of the Fund shares in an amount each month up to an annual rate of 0.15% of the Fund's average daily net assets during the month.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


          1 YEAR         3 YEARS        5 YEARS        10 YEARS
           $ 78           $ 243          $ 422           $ 942



PORTFOLIO HOLDINGS


[GRAPHIC]

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[SIDENOTE]

ANNUAL FUND OPERATING EXPENSES


THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED JANUARY 31, 2006.

FUND MANAGEMENT

[GRAPHIC]


The Fund has retained the Investment Adviser--Morgan Stanley Investment Advisors Inc.--to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended January 31, 2006, the Fund accrued total compensation to the Investment Adviser amounting to 0.39% of the Fund's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended July 31, 2005.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


THE INVESTMENT ADVISER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND HAD APPROXIMATELY $85 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF APRIL 30, 2006.

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares, called "net asset value," is based on the amortized cost of the Fund's portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its cost, rather than market forces.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

HOW TO BUY SHARES

[GRAPHIC]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Adviser or other authorized financial representative. Your Financial Adviser will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order in proper form accompanied by federal or other immediately available funds. You begin earning dividends the business day after the shares are purchased. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of the Fund shares for any reason.

[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds

MINIMUM INVESTMENT AMOUNTS



                                                                                   MINIMUM INVESTMENT
                                                                            -----------------------------
INVESTMENT OPTIONS                                                               INITIAL     ADDITIONAL
Regular Account                                                                  $ 1,000       $  50
Individual Retirement Account                                                    $ 1,000       $  50
Coverdell Education Savings Account                                              $   500       $  50
EASYINVEST(R)
(Automatically from your checking or savings account or Money Market Fund)    not available    $ 100



There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) certain programs approved by the Fund's distributor that do not charge an asset-based fee; (4) an employer-sponsored employee benefit plan account or (5) the reinvestment of dividends in additional Fund shares. In addition, the Fund will waive the minimum initial investment for the automatic reinvestment of distributions from certain unit investment trusts.


SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount. The letter must be signed by the account owner(s).


- Make out a check for the total amount payable to: Morgan Stanley U.S. Government Money Market Trust.


- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NY 07303.

ADDITIONAL PURCHASE INFORMATION. If you are a customer of Morgan Stanley DW or another authorized dealer of Fund shares, you may upon request: (a) have the proceeds from the sale of listed securities invested in Fund shares the day after you receive the proceeds; and (b) pay for the purchase of certain listed securities by automatic sale of Fund shares that you own. If you are a customer of Morgan Stanley DW or another authorized dealer of the Fund's shares, you may have cash balances in your securities account of $1,000 or more automatically invested in shares of the Fund on the next business day after the balance is accrued in your account. Cash balances of less than $1,000 may be automatically invested in Fund shares on a weekly basis.

PLAN OF DISTRIBUTION. The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund to pay distribution fees of up to 0.15% of its average daily net assets for the sale and distribution of Fund shares. It also allows the Fund to pay for services to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return and may cost you more than paying other types of sales charges.

[SIDENOTE]


EASYINVEST(R)

A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

LIMITED PORTABILITY

[GRAPHIC]


Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Funds you owned before the transfer, as well as shares of any other Morgan Stanley Fund. If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable contingent deferred sales charge.


HOW TO EXCHANGE SHARES

[GRAPHIC]

PERMISSIBLE FUND EXCHANGES. You may only exchange shares of the Fund for shares of other continuously offered Morgan Stanley Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund. In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or for shares of another Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another fund's shares with the proceeds.

See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.


The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. You may also write the Transfer Agent or call toll-free (800) 869-NEWS to place an exchange order.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


TELEPHONE EXCHANGES. For your protection when calling the Transfer Agent, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

EXCHANGING SHARES OF ANOTHER FUND SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). There are special considerations when you exchange shares subject to a CDSC of another Morgan Stanley Fund for shares of the Fund. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Fund WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into the Fund. Nevertheless, if shares subject to a CDSC are exchanged for shares of the Fund, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in the Fund up to the amount of any applicable CDSC. See the prospectus of the fund that charges the CDSC for more details.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.


For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.


OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
CONTACT YOUR        To sell your shares, simply call your Morgan Stanley
FINANCIAL ADVISOR   Financial Advisor or other authorized financial
                    representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage
                    account.

BY TELEPHONE        You can sell your shares by telephone and have the proceeds sent to the address of record.

                    Before processing a telephone redemption, keep the following information in mind:

                    - You can establish this option at the time you open the
                      account by completing the Morgan Stanley Funds New Account
                      Application or subsequently by calling toll-free
                      (800) 869-NEWS.

                    - Call toll-free (800) 869-NEWS to process a telephone
                      redemption.

                    - Your request must be received prior to market close,
                      generally 4:00 p.m. Eastern time.

                    - If your account has multiple owners, the Transfer Agent, may rely on the instructions of any one owner.

                    - Proceeds must be made payable to the name(s) and address in which the account is registered.

                    - You may redeem amounts of $50,000 or less daily if the
                      proceeds are to be paid by check.

                    - This privilege is not available if the address on your
                      account has changed within 15 calendar days prior to your telephone redemption request.

                    - Telephone redemption is available for most accounts other than accounts with shares represented by certificates.

                    - If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

                    Morgan Stanley and its subsidiaries, including the Transfer
                    Agent, employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Morgan Stanley or the Transfer Agent will be liable for following telephone instructions which it reasonably believes to be genuine.
                    Telephone redemptions may not be available if the shareholder cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures described in this section.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
CHECK-WRITING       You may order a supply of blank checks by requesting them by
OPTION              contacting your Morgan Stanley Financial Advisor or
                    toll-free (800) 869-NEWS.

                    Checks may be written in any amount not less than $500. You must sign checks exactly as their shares are registered. If the account is a joint account, the check may contain one signature unless the joint owners have specified that all owners are required to sign checks.

                    Payment of check proceeds normally will be made on the next business day after we receive your check in proper form.
                    Shares purchased by check (including a certified or bank cashier's check) are not normally available to cover redemption checks until 15 days after the Transfer Agent receives the check used for investment. A check will not be honored in an amount exceeding the value of the account at the time the check is presented for payment.

SYSTEMATIC          If your investment in all of the Morgan Stanley Funds has a
WITHDRAWAL PLAN     total market value of at least $10,000, you may elect to
                    withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                    add a fund to the plan, you must meet the plan requirements.

                    To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free
                    (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

                    When you sell Fund shares through the Systematic Withdrawal
                    Plan, the shares may be subject to a CDSC if they were obtained in exchange for shares subject to a CDSC of another
                    Morgan Stanley Fund. The CDSC, however, will be waived in an amount up to 12% annually of the Fund's value, although Fund shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. See the prospectus of the fund that charges the CDSC for more details.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
BY LETTER           You may also sell your shares by writing a "letter of
                    instruction" that includes:

                    - your account number;

                    - the name of the Fund;

                    - the dollar amount or the number of shares you wish to
                      sell; and

                    - the signature of each owner as it appears on the account.

                    If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to the Transfer Agent. (You should contact the Transfer Agent toll-free at
                    (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303.

                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

BY TELEPHONE        To sell shares by telephone or wire, first complete a
OR WIRE             telephone redemption application designating a bank account.
                    Redemptions for more than $1,000 will be wired to your bank account (your bank may charge a fee for this service). For redemptions for less than $1,000, a check will be mailed to your bank account. For more information or to request a
                    telephone redemption application, call the Transfer Agent
                    toll-free at (800) 869-NEWS.


PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $500. However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.


MONEY MARKET FUND AUTOMATIC SALE PROCEDURES. If you maintain a brokerage account with Morgan Stanley DW or another authorized dealer of Fund shares, you may elect to have your Fund shares automatically sold from your account to satisfy amounts you owe as a result of purchasing securities or other transactions in your brokerage account.

If you elect to participate by notifying Morgan Stanley DW or another authorized dealer of Fund shares, your brokerage account will be scanned each business day prior to the close of business (4:00 p.m. Eastern time). After any cash balances in the account are applied, a sufficient number of Fund shares may be sold to satisfy any amounts you are obligated to pay to Morgan Stanley DW or another authorized dealer of fund shares.

Sales will be effected on the business day before the date you are obligated to make payment, and Morgan Stanley DW or another authorized dealer of Fund shares will receive the sale proceeds on the following day.

EASYINVEST(R). You may invest in shares of certain other Morgan Stanley Funds by subscribing to EASYINVEST(R), an automatic purchase plan that provides for the automatic investment of any amount from $100 to $5,000 in shares of the specified fund. Under EASYINVEST(R), you may direct that a sufficient number of shares of the Fund be automatically sold and the proceeds transferred to the Transfer Agent, on a semi-monthly, monthly or quarterly basis, for investment in shares of the specified fund. Sales of your Fund shares will be made on the business day preceding the investment date and the Transfer Agent will receive the proceeds for investment on the day following the sale date.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

DISTRIBUTIONS

[GRAPHIC]

The Fund passes substantially all of its earnings along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions." The Investment Adviser does not anticipate that there will be significant capital gain distributions.


The Fund declares income dividends, payable on each day the New York Stock Exchange is open for business, of all of its daily net income to shareholders of record as of the close of business the preceding business day. Capital gains, if any, are distributed periodically.


Distributions are reinvested automatically in additional shares of the Fund (rounded to the last 1/100 of a share) and automatically credited to your account unless you request in writing that distributions be paid in cash. If you elect the cash option, the Fund will reinvest the additional shares and credit your account during the month, then redeem the credited amount no later than the last business day of the month, and mail a check to you no later than seven business days after the end of the month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN ANOTHER MORGAN STANLEY FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

FREQUENT PURCHASES AND REDEMPTIONS

[GRAPHIC]


Because, as a money market fund, the Fund's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of shares by Fund shareholders generally do not present risks for other shareholders of the Fund. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Fund's Board of Trustees applicable to other Morgan Stanley Funds are not applicable with respect to frequent purchases and redemptions of Fund shares. However, frequent trading by Fund shareholders can disrupt management of the Fund and raise its expenses. Therefore, we may not accept any request for a purchase when we believe that it is being used as a tool for market timing and we may bar shareholders who trade excessively from making further purchases for an indefinite period.


TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Fund makes distributions.


Your distributions are normally subject to federal income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to state and local income tax. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

ADDITIONAL INFORMATION

[GRAPHIC]

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Fund's annual report, which is available upon request.

FOR THE YEAR ENDED JANUARY 31,                      2006           2005        2004           2003           2002
SELECTED PER SHARE DATA:
Net asset value, beginning of period              $   1.00       $   1.00    $   1.00       $   1.00       $   1.00
                                                  --------       --------    --------       --------       --------
Net investment income from investment operations     0.027          0.008       0.004          0.011          0.032
Less dividends from net investment income           (0.027)        (0.008)     (0.004)        (0.011)        (0.032)
                                                  --------       --------    --------       --------       --------
Net asset value, end of period                    $   1.00       $   1.00    $   1.00       $   1.00       $   1.00
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          2.71%          0.78%       0.45%          1.06%          3.25%
----------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses                                              0.75%(1)       0.73%       0.71%(1)       0.74%(1)       0.74%(1)
Net investment income                                 2.62%(1)       0.74%       0.43%(1)       1.03%(1)       3.14%(1)

SUPPLEMENTAL DATA:
Net assets, end of period, in millions            $    938       $  1,123    $  1,269       $  1,340       $  1,257

(1) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been as follows:

                                         EXPENSE      NET INVESTMENT
    PERIOD ENDED                          RATIO        INCOME RATIO
    ------------                         -------      --------------
    January 31, 2006                      0.76%            2.60%
    January 31, 2004                      0.71%            0.43%
    January 31, 2003                      0.76%            1.01%
    January 31, 2002                      0.81%            3.07%

NOTES

MORGAN STANLEY FUNDS

EQUITY

BLEND/CORE

Dividend Growth Securities

Multi-Asset Class Fund
Total Return Trust


DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund

GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund

Nasdaq-100 Index Fund

S&P 500 Index Fund
Total Market Index Fund

SPECIALTY


Convertible Securities Trust

Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

VALUE

Fundamental Value Fund
Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME

TAXABLE SHORT TERM

Limited Duration Fund*+
Limited Duration U.S. Treasury Trust*

TAXABLE INTERMEDIATE TERM


Flexible Income Trust

High Yield Securities
Income Trust

Mortgage Securities Trust

U.S. Government Securities Trust

TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust*+
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET*

TAXABLE

Liquid Asset Fund
U.S. Government Money Market

TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this PROSPECTUS was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g. Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple classes of shares.

* Single-Class Fund(s)

+ No-Load (Mutual) Fund

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site.


Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


TICKER SYMBOL:

DWGXX


(The Fund's Investment Company Act File No. is 811-3326)

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.


(C) 2006 Morgan Stanley


[MORGAN STANLEY LOGO]

CLF NO. 37960PRO-00

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS


                                                                  MORGAN STANLEY
                                                                 U.S. GOVERNMENT
                                                              MONEY MARKET TRUST


                                                                     37960 05/06



[MORGAN STANLEY LOGO]


                                                                      PROSPECTUS


                                                                    MAY 31, 2006

STATEMENT OF ADDITIONAL INFORMATION                    MORGAN STANLEY
                                                       U.S. GOVERNMENT
                                                       MONEY MARKET TRUST

MAY 31, 2006

     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated May 31, 2006) for Morgan Stanley U.S. Government Money Market Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

     The Fund's audited financial statements for the fiscal year ended January 31, 2006, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.


Morgan Stanley
U.S. Government Money Market Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.   Fund History                                                           4

  II.   Description of the Fund and Its Investments and Risks                  4

        A. Classification                                                      4

        B. Investment Strategies and Risks                                     4

        C. Fund Policies/Investment Restrictions                               6

        D. Disclosure of Portfolio Holdings                                    7

 III.   Management of the Fund                                                11

        A. Board of Trustees                                                  11

        B. Management Information                                             11

        C. Compensation                                                       18

  IV.   Control Persons and Principal Holders of Securities                   20

   V.   Investment Advisory and Other Services                                20

        A. Investment Adviser and Administrator                               20

        B. Principal Underwriter                                              21

        C. Services Provided by the Investment Adviser and Administrator      22

        D. Rule 12b-1 Plan                                                    23

        E. Other Service Providers                                            24

        F. Codes of Ethics                                                    25

        G. Proxy Voting Policy and Proxy Voting Record                        25

        H. Revenue Sharing                                                    26

  VI.   Brokerage Allocation and Other Practices                              27

        A. Brokerage Transactions                                             27

        B. Commissions                                                        27

        C. Brokerage Selection                                                28

        D. Directed Brokerage                                                 28

        E. Regular Broker-Dealers                                             28

 VII.   Capital Stock and Other Securities                                    28

VIII.   Purchase, Redemption and Pricing of Shares                            29

        A. Purchase/Redemption of Shares                                      29

        B. Offering Price                                                     30

  IX.   Taxation of the Fund and Shareholders                                 31

   X.   Underwriters                                                          33

  XI.   Performance Data                                                      33

 XII.   Financial Statements                                                  33

XIII.   Fund Counsel                                                          33

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "ADMINISTRATOR" OR "MORGAN STANLEY SERVICES"-- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

     "CUSTODIAN"-- The Bank of New York.

     "DISTRIBUTOR"-- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND"-- Morgan Stanley U.S. Government Money Market Trust, a registered open-end investment company.

     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.

     "INVESTMENT ADVISER"-- Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO."-- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW"-- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUSTEES"-- The Board of Trustees of the Fund.

I. FUND HISTORY

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on November 18, 1981, with the name Sears U.S. Government Money Market Trust. Effective March 21, 1983, the Fund's name was changed to Dean Witter/Sears U.S. Government Money Market Trust. On February 19, 1993, the Fund's name was changed to Dean Witter U.S. Government Money Market Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter U.S. Government Money Market Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley U.S. Government Money Market Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objectives are security of principal, high current income and liquidity.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies" and "Principal Risks."

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions, whose financial condition will be continuously monitored by the Investment Adviser. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the resale price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium, and is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. Such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934 ("Exchange Act") that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs (as defined under Rule 2a-7 of the Investment Company Act). Additionally, Upon an Event of Insolvency (as defined under Rule 2a-7) with respect to the seller, the collateral must qualify the repurchase agreement for preferential treatment under a provision of applicable insolvency law providing an exclusion from any automatic stay of creditors' rights against the seller. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 10% of its total assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Fund's investment manager, liquidity or other considerations warrant.

     REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so. The Fund will establish a segregated account with its custodian bank in which it will maintain cash, cash equivalents or other portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Fund and, for purposes other than meeting redemptions, may not exceed 5% of the Fund's total assets.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 10% of the value of its total assets.

     The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned;
(ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.

     There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.


     At the time the Fund makes the commitment to purchase or sell securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued or delayed delivery basis.


C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, except in the case of borrowing and investments in illiquid securities, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.


The Fund will:

     1. Seek to provide security of principal, high current income and liquidity.

The Fund MAY not:

     1. Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds, municipal bonds or industrial revenue bonds.

     2. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; or through its transactions in reverse repurchase agreements. Borrowing in the aggregate, including reverse repurchase agreements, may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made. Borrowings in excess of 5% will be repaid before additional investments are made.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets, but only to secure borrowings for temporary or emergency purposes.

     4.   Sell securities short or purchase securities on margin.

     5.   Write or purchase put or call options.

     6. Underwrite the securities of other issuers or purchase restricted securities except insofar as the Fund may enter into any repurchase or reverse repurchase agreements.


     7. Purchase or sell real estate, real estate investment trust securities ("REITs"), commodities or commodity contracts or oil and gas interests.


     8. Make loans to others, except: (a) by the purchase of qualified debt obligations; (b) lending portfolio securities; and (c) by investment in repurchase agreements referred to above and in the Prospectus.

     9. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase or reverse repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

     10. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     11. Lend its portfolio securities in excess of 10% of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Trustees, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

D. DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 business day lag.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:


NAME                                 INFORMATION DISCLOSED               FREQUENCY(1)                         LAG TIME
------------------------------  ------------------------------  -----------------------------  -------------------------------------
SERVICE PROVIDERS
Institutional Shareholder       Complete portfolio holdings     Twice a month                                    (2)
  Services (ISS) (proxy voting
  agent)(*)

FT Interactive Data Pricing     Complete portfolio holdings     As needed                                        (2)
  Service Provider(*)

Morgan Stanley Trust(*)         Complete portfolio holdings     As needed

The Bank of New York(*)         Complete portfolio holdings     As needed

FUND RATING AGENCIES
Lipper(*)                       Top Ten and Complete portfolio  Quarterly basis                Approximately 15 days after quarter
                                holdings                                                       end and approximately 30 days after
                                                                                               quarter end

Morningstar(**)                 Top Ten and Complete portfolio  Quarterly basis                Approximately 15 days after quarter
                                holdings                                                       end and approximately 30 days after
                                                                                               quarter end

Standard & Poor's(*)            Complete portfolio holdings     Quarterly basis                Approximately 15 day lag

Investment Company              Top Ten portfolio holdings      Quarterly basis                Approximately 15 days after quarter
  Institute(**)                                                                                end

CONSULTANTS AND ANALYSTS
Americh Massena & Associates,   Top Ten and Complete portfolio  Quarterly basis(5)             Approximately 10-12 days after
  Inc.(*)                       holdings                                                       quarter end

Bloomberg(**)                   Complete portfolio holdings     Quarterly basis                Approximately 30 days after quarter
                                                                                               end

Callan Associates(*)            Top Ten and Complete portfolio  Monthly and quarterly basis,   Approximately 10-12 days after
                                holdings                        respectively(5)                month/quarter end

Cambridge Associates(*)         Top Ten and Complete portfolio  Quarterly basis(5)             Approximately 10-12 days after
                                holdings                                                       quarter end

Citigroup(*)                    Complete portfolio holdings     Quarterly basis(5)             At least one day after quarter end

Credit Suisse First Boston(*)   Top Ten and Complete portfolio  Monthly and quarterly basis,   Approximately 10-12 days after
                                holdings                        respectively                   month/quarter end

NAME                            INFORMATION DISCLOSED           FREQUENCY(1)                   LAG TIME
------------------------------  ------------------------------  -----------------------------  -------------------------------------
CTC Consulting, Inc.(**)        Top Ten and Complete portfolio  Quarterly basis                Approximately 15 days after quarter
                                holdings                                                       end and approximately 30 days after
                                                                                               quarter end, respectively

Evaluation Associates(*)        Top Ten and Complete portfolio  Monthly and quarterly basis,   Approximately 10-12 days after
                                holdings                        respectively(5)                month/quarter end

Fund Evaluation Group(**)       Top Ten portfolio holdings(3)   Quarterly basis                At least 15 days after quarter end

Jeffrey Slocum & Associates(*)  Complete portfolio holdings(4)  Quarterly basis(5)             Approximately 10-12 days after
                                                                                               quarter end

Hammond Associates(**)          Complete portfolio holdings(4)  Quarterly basis                At least 30 days after quarter end

Hartland & Co.(**)              Complete portfolio holdings(4)  Quarterly basis                At least 30 days after quarter end

Hewitt Associates(*)            Top Ten and Complete portfolio  Monthly and quarterly basis,   Approximately 10-12 days after
                                holdings                        respectively(5)                month/quarter end

Merrill Lynch(*)                Top Ten and full portfolio      Monthly and quarterly basis,   Approximately 10-12 days after
                                holdings                        respectively(5)                month/quarter end

Mobius(**)                      Top Ten portfolio holdings(3)   Monthly basis                  At least 15 days after month end

Nelsons(**)                     Top Ten portfolio holdings(3)   Quarterly basis                At least 15 days after quarter end

Prime Buchholz & Associates,    Complete portfolio holdings(4)  Quarterly basis                At least 30 days after quarter end
  Inc.(**)

PSN(**)                         Top Ten portfolio holdings(3)   Quarterly basis                At least 15 days after quarter end

PFM Asset Management LLC(*)     Top Ten and Complete portfolio  Quarterly basis(5)             Approximately 10-12 days after
                                holdings                                                       quarter end

Russell Investment              Top Ten and Complete portfolio  Monthly and quarterly basis    At least 15 days after month end and
  Group/Russell/ Mellon         holdings                                                       at least 30 days after quarter end,
  Analytical Services,                                                                         repectively
  Inc.(**)

Stratford Advisory Group,       Top Ten portfolio holdings(6)   Quarterly basis(5)             Approximately 10-12 days after
  Inc.(*)                                                                                      quarter end

Thompson Financial(**)          Complete portfolio holdings(4)  Quarterly basis                At least 30 days after quarter end

Watershed Investment            Top Ten and Complete portfolio  Quarterly basis(5)             Approximately 10-12 days after
  Consultants, Inc.(*)          holdings                                                       quarter end

Yanni Partners(**)              Top Ten portfolio holdings(3)   Quarterly basis                At least 15 days after quarter end

PORTFOLIO ANALYTICS PROVIDERS
Fact Set(*)                     Complete portfolio holdings     Daily                          One day


----------
(*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.
(1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
(2) Information will typically be provided on a real time basis or as soon thereafter as possible.

(3) Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.
(5)  This information will also be provided upon request from time to time.

(6) Complete portfolio holdings will also be provided upon request from time to time.

     In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).


     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or a designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material nonpublic information.

     In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of the Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).


     (c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analysis; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser; the Distributor; or any affiliated person of the Fund, the Investment Adviser, or the Distributor, on the other.

     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.


     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.


     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2005) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).


                                                                                  NUMBER OF
                                                                                 PORTFOLIOS
                                                                                   IN FUND
                            POSITION(S) LENGTH OF                                  COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH    TIME    PRINCIPAL OCCUPATION(S) DURING  OVERSEEN           OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE      REGISTRANT   SERVED*           PAST 5 YEARS**        BY TRUSTEE                 BY TRUSTEE
--------------------------- ----------- --------- ------------------------------ ----------- ---------------------------------------
Michael Bozic (65)          Trustee     Since     Private investor; Director or      197     Director of various business
c/o Kramer Levin                        April     Trustee of the Retail Funds                organizations.
Naftalis & Frankel LLP                  1994      (since April 1994) and the
Counsel to the                                    Institutional Funds (since
Independent Trustees                              July 2003); formerly Vice
1177 Avenue of the                                Chairman of Kmart Corporation
Americas                                          (December 1998-October 2000),
New York, NY 10036                                Chairman and Chief Executive
                                                  Officer of Levitz Furniture
                                                  Corporation (November 1995-
                                                  November 1998) and President
                                                  and Chief Executive Officer of
                                                  Hills Department Stores (May
                                                  1991-July 1995); formerly
                                                  variously Chairman, Chief
                                                  Executive Officer, President
                                                  and Chief Operating Officer
                                                  (1987-1991) of the Sears
                                                  Merchandise Group of Sears,
                                                  Roebuck & Co.

Edwin J. Garn (73)          Trustee     Since     Consultant; Director or            197     Director of Franklin Covey (time
1031 N. Chartwell Court                 January   Trustee of the Retail Funds                management systems), BMW Bank of North
Salt Lake City, UT 84103                1993      (since January 1993) and the               America, Inc. (industrial loan
                                                  Institutional Funds (since                 corporation), Esrow Bank USA
                                                  July 2003); member of the Utah             (industrial loan corporation), United
                                                  Regional Advisory Board of                 Space Alliance (joint venture between
                                                  Pacific Corp. (utility                     Lockheed Martin and the Boeing Company)
                                                  company); formerly Managing                and Nuskin Asia Pacific (multilevel
                                                  Director of Summit Ventures                marketing); member of the board of
                                                  LLC (2000-2004) (lobbying and              various civic and charitable
                                                  consulting firm); United                   organizations.
                                                  States Senator (R-Utah)
                                                  (1974-1992) and Chairman,
                                                  Senate Banking Committee
                                                  (1980-1986), Mayor of Salt
                                                  Lake City, Utah (1971-1974),
                                                  Astronaut, Space Shuttle
                                                  Discovery (April 12-19, 1985),
                                                  and Vice Chairman, Huntsman
                                                  Corporation (chemical
                                                  company).

Wayne E. Hedien (72)        Trustee     Since     Retired; Director or Trustee       197     Director of The PMI Group Inc. (private
c/o Kramer Levin                        September of the Retail Funds (since                 mortgage insurance); Trustee and Vice
Naftalis & Frankel LLP                  1997      September 1997) and the                    Chairman of The Field Museum of Natural
Counsel to the                                    Institutional Funds (since                 History; director of various other
Independent Trustees                              July 2003); formerly                       business and charitable organizations.
1177 Avenue of the                                associated with the Allstate
Americas                                          Companies (1966-1994), most
New York, NY 10036                                recently as Chairman of The
                                                  Allstate Corporation (March
                                                  1993-December 1994) and
                                                  Chairman and Chief Executive
                                                  Officer of its wholly-owned
                                                  subsidiary, Allstate Insurance
                                                  Company (July 1989-December
                                                  1994).


----------------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.


                                                                                  NUMBER OF
                                                                                 PORTFOLIOS
                                                                                   IN FUND
                            POSITION(S) LENGTH OF                                  COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH    TIME    PRINCIPAL OCCUPATION(S) DURING  OVERSEEN           OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE      REGISTRANT   SERVED*           PAST 5 YEARS**        BY TRUSTEE                 BY TRUSTEE
--------------------------- ----------- --------- ------------------------------ ----------- ---------------------------------------
Dr. Manuel H. Johnson (57)  Trustee     Since     Senior Partner, Johnson Smick      197     Director of NVR, Inc. (home
c/o Johnson Smick                       July      International, Inc., a                     construction); Director of KFX Energy;
Group Inc.                              1991      consulting firm; Chairman of               Director of RBS Greenwich Capital
888 16th Street, N.W.                             the Audit Committee and                    Holdings (financial holding company).
Suite 740                                         Director or Trustee of the
Washington, D.C. 20006                            Retail Funds (since July 1991)
                                                  and the Institutional Funds
                                                  (since July 2003); Co-Chairman
                                                  and a founder of the Group of
                                                  Seven Council (G7C), an
                                                  international economic
                                                  commission; formerly Vice
                                                  Chairman of the Board of
                                                  Governors of the Federal
                                                  Reserve System and Assistant
                                                  Secretary of the U.S.
                                                  Treasury.

Joseph J. Kearns (63)       Trustee     Since     President, Kearns & Associates     198     Director of Electro Rent Corporation
c/o Kearns & Associates                 July      LLC (investment consulting);               (equipment leasing), The Ford Family
LLC                                     2003      Deputy Chairman of the Audit               Foundation, and the UCLA Foundation.
PMB754                                            Committee and Director or
23852 Pacific                                     Trustee of the Retail Funds
Coast Highway                                     (since July 2003) and the
Malibu, CA 90265                                  Institutional Funds (since
                                                  August 1994); previously
                                                  Chairman of the Audit
                                                  Committee of the Institutional
                                                  Funds (October 2001-July
                                                  2003); formerly CFO of the J.
                                                  Paul Getty Trust.

Michael E. Nugent (70)      Trustee     Since     General Partner of Triumph         197     None.
c/o Triumph Capital, L.P.               July      Capital, L.P., a private
445 Park Avenue                         1991      investment partnership;
New York, NY 10022                                Chairman of the Insurance
                                                  Committee and Director or
                                                  Trustee of the Retail Funds
                                                  (since July 1991) and the
                                                  Institutional Funds (since
                                                  July 2001); formerly Vice
                                                  President, Bankers Trust
                                                  Company and BT Capital
                                                  Corporation (1984-1988).

Fergus Reid (73)            Trustee     Since     Chairman of Lumelite Plastics      198     Trustee and Director of certain
c/o Lumelite Plastics                   July      Corporation; Chairman of the               investment companies in the JPMorgan
Corporation                             2003      Governance Committee and                   Funds complex managed by J.P. Morgan
85 Charles Colman Blvd.                           Director or Trustee of the                 Investment Management Inc.
Pawling, NY 12564                                 Retail Funds (since July 2003)
                                                  and the Institutional Funds
                                                  (since June 1992).


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2005) and the other directorships, if any, held by the Trustee, are shown below.



                                                                                  NUMBER OF
                                                                                 PORTFOLIOS
                                                                                   IN FUND
                                                                                   COMPLEX
                            POSITION(S) LENGTH OF                                OVERSEEN BY
 NAME, AGE AND ADDRESS OF    HELD WITH    TIME    PRINCIPAL OCCUPATION(S) DURING  MANAGEMENT         OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE     REGISTRANT   SERVED*           PAST 5 YEARS**          TRUSTEE                  BY TRUSTEE
--------------------------- ----------- --------- ------------------------------ ----------- ---------------------------------------
Charles A. Fiumefreddo (73) Chairman    Since     Chairman and Director or           197     None.
c/o Morgan Stanley Trust    of the      July      Trustee of the Retail Funds
Harborside Financial        Board       1991      (since July 1991) and the
Center,                     and                   Institutional Funds (since
Plaza Two,                  Trustee               July 2003); formerly Chief
Jersey City, NJ 07311                             Executive Officer of the
                                                  Retail Funds (until September
                                                  2002).

James F. Higgins (58)       Trustee     Since     Director or Trustee of the         197     Director of AXA Financial, Inc. and The
c/o Morgan Stanley Trust                June      Retail Funds (since June 2000)             Equitable Life Assurance Society of the
Harborside Financial                    2000      and the Institutional Funds                United States (financial services).
Center,                                           (since July 2003); Senior
Plaza Two,                                        Advisor of Morgan Stanley;
Jersey City, NJ 07311                             Director of Dean Witter Realty
                                                  Inc.


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                    POSITION(S)              LENGTH OF
  NAME, AGE AND ADDRESS OF          HELD WITH                   TIME                         PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER              REGISTRANT                SERVED*                                 PAST 5 YEARS**
----------------------------  ----------------------  --------------------------  --------------------------------------------------
Ronald E. Robison (67)        President (since        Since April 2003            President (since September 2005) and Principal
1221 Avenue of the            September 2005) and                                 Executive Officer (since May 2003) of funds in the
Americas                      Principal Executive                                 Fund Complex; President (since September 2005) and
New York, NY 10020            Officer (since May                                  Principal Executive Officer (since May 2003) of
                              2003)                                               the Van Kampen Funds; Managing Director, Director
                                                                                  and/or Officer of the Investment Adviser and
                                                                                  various entities affiliated with the Investment
                                                                                  Adviser; Director of Morgan Stanley SICAV (since
                                                                                  May 2004). Formerly, Executive Vice President
                                                                                  (July 2003 to September 2005) of funds in the Fund
                                                                                  Complex and the Van Kampen Funds; President and
                                                                                  Director of the Institutional Funds (March 2001 to
                                                                                  July 2003); Chief Global Operating Officer of
                                                                                  Morgan Stanley Investment Management Inc.; Chief
                                                                                  Administrative Officer of Morgan Stanley
                                                                                  Investment Advisors Inc.; Chief Administrative
                                                                                  Officer of Morgan Stanley Services Company Inc.

J. David Germany (51)         Vice President          Since February 2006         Managing Director and (since December 2005) Chief
25 Cabot Square,                                                                  Investment Officer -- Global Fixed Income of
Canary Wharf                                                                      Morgan Stanley Investment Management Inc.;
London                                                                            Managing Director and Director of Morgan Stanley
United Kingdom E144QA                                                             Investment Management Ltd.; Vice President (since
                                                                                  February 2006) of the Retail and Institutional
                                                                                  Funds.

Dennis F. Shea (53)           Vice President          Since February 2006         Managing Director and (since February 2006) Chief
1221 Avenue of the Americas                                                       Investment Officer -- Global Equity of Morgan
New York, NY 10020                                                                Stanley Investment Management Inc.; Vice President
                                                                                  (since February 2006) of the Retail and
                                                                                  Institutional Funds. Formerly, Managing Director
                                                                                  and Director of Global Equity Research at Morgan
                                                                                  Stanley.

Barry Fink (51)               Vice President          Since February 1997         Managing Director and General Counsel of Morgan
1221 Avenue of the Americas                                                       Stanley Investment Management; Managing Director
New York, NY 10020                                                                of the Investment Adviser and various entities
                                                                                  affiliated with the Investment Adviser; Vice
                                                                                  President of the Retail Funds and (since July
                                                                                  2003) the Institutional Funds. Formerly,
                                                                                  Secretary, General Counsel and/or Director of the
                                                                                  Investment Adviser and various entities affiliated
                                                                                  with the Investment Adviser; Secretary and General
                                                                                  Counsel of the Retail Funds.

Amy R. Doberman (44)          Vice President          Since July 2004             Managing Director and General Counsel, U.S.
1221 Avenue of the Americas                                                       Investment Management (since July 2004); Vice
New York, NY 10020                                                                President of the Retail Funds and the
                                                                                  Institutional Funds (since July 2004); Vice
                                                                                  President of the Van Kampen Funds (since August
                                                                                  2004); Secretary (since February 2006) and
                                                                                  Managing Director (since July 2004) of the
                                                                                  Investment Adviser and various entities affiliated
                                                                                  with the Investment Adviser. Formerly, Managing
                                                                                  Director and General Counsel -- Americas, UBS
                                                                                  Global Asset Management (July 2000 to July 2004).

Carsten Otto (42)             Chief Compliance        Since October 2004          Managing Director and U.S. Director of Compliance
1221 Avenue of the Americas   Officer                                             for Morgan Stanley Investment Management (since
New York, NY 10020                                                                October 2004); Managing Director and Chief
                                                                                  Compliance Officer (since February 2005) of Morgan
                                                                                  Stanley Investment Management. Formerly, Assistant
                                                                                  Secretary and Assistant General Counsel of the
                                                                                  Retail Funds.

Stefanie V. Chang (39)        Vice President          Since July 2003             Executive Director of the Investment Adviser and
1221 Avenue of the Americas                                                       various entities affiliated with the Investment
New York, NY 10020                                                                Adviser; Vice President of the Retail Funds (since
                                                                                  July 2002) and the Institutional Funds (since
                                                                                  December 1997). Formerly, Secretary of the
                                                                                  Investment Adviser and various entities affiliated
                                                                                  with the Investment Adviser.


----------------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                    POSITION(S)              LENGTH OF
  NAME, AGE AND ADDRESS OF          HELD WITH                   TIME                         PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER              REGISTRANT                SERVED*                                 PAST 5 YEARS**
----------------------------  ----------------------  --------------------------  --------------------------------------------------
Francis J. Smith (40)         Treasurer and Chief     Treasurer since July 2003   Executive Director of the Investment Adviser and
c/o Morgan Stanley Trust      Financial Officer       and Chief Financial         various entities affiliated with the Investment
Harborside Financial Center,                          Officer since September     Adviser; Treasurer and Chief Financial Officer of
Plaza Two,                                            2002                        the Retail Funds (since July 2003). Formerly, Vice
Jersey City, NJ 07311                                                             President of the Retail Funds (September 2002 to
                                                                                  July 2003).

Thomas F. Caloia (60)         Vice President          Since July 2003             Executive Director of the Investment Adviser and
c/o Morgan Stanley Trust                                                          various entities affiliated with the Investment
Harborside Financial Center,                                                      Adviser; Vice President of the Retail Funds.
Plaza Two,                                                                        Formerly, Treasurer of the Retail Funds (April
Jersey City, NJ 07311                                                             1989-July 2003).

Mary E. Mullin (39)           Secretary               Since July 2003             Executive Director of the Investment Adviser and
1221 Avenue of the Americas                                                       various entities affiliated with the Investment
New York, NY 10020                                                                Adviser; Secretary of the Retail Funds (since July
                                                                                  2003) and the Institutional Funds (since June
                                                                                  1999).


----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.


     In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Joanne Antico, Daniel E. Burton, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and Julien H. Yoo.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2005, is shown below.



                                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                        ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND   BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
   NAME OF TRUSTEE                (AS OF DECEMBER 31, 2005)                        (AS OF DECEMBER 31, 2005)
----------------------  ---------------------------------------------  ----------------------------------------------
INDEPENDENT:
Michael Bozic                             None                                           over $100,000
Edwin J. Garn                             None                                           over $100,000
Wayne E. Hedien                           None                                           over $100,000
Dr. Manuel H. Johnson                     None                                           over $100,000
Joseph J. Kearns(1)                       None                                           over $100,000
Michael E. Nugent                         None                                           over $100,000
Fergus Reid(1)                            None                                           over $100,000

INTERESTED:
Charles A. Fiumefreddo                    None                                           over $100,000
James F. Higgins                          None                                           over $100,000


----------

(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.


     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.


     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended January 31, 2006, the Audit Committee held seven meetings.

     The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael
E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund, (with such disinterested Trustees being Independent Trustees or individually, Independent Trustee). Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's fiscal year ended January 31, 2006, the Governance Committee held one meeting.

     The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

     There were 14 meetings of the Board of Trustees of the Fund held during the fiscal year ended January 31, 2006. The Independent Trustees of the Fund also met three times during that time, in addition to the 14 meetings of the full Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees. During the Fund's fiscal year ended January 31, 2006, the Insurance Committee held five meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION


     Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.


     The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail

Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.


     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.


     Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC
Plan).


     The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended January 31, 2006 and the aggregate compensation payable to each of the Fund Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005.


                                  COMPENSATION


                                         NUMBER OF PORTFOLIOS
                                         IN THE FUND COMPLEX
                               TOTAL          FROM WHICH       TOTAL COMPENSATION
                           COMPENSATION  THE TRUSTEE RECEIVED    FROM THE FUND
NAME OF TRUSTEE              FROM FUND      COMPENSATION(5)        COMPLEX(5)
---------------            ------------  --------------------  ------------------
INDEPENDENT:
Michael Bozic(1)(3)          $ 1,234             170              $   180,000
Edwin J. Garn(1)(3)            1,217             170                  178,000
Wayne E. Hedien(1)(2)          1,234             170                  180,000
Dr. Manuel H. Johnson(1)       1,641             170                  240,000
Joseph J. Kearns(1)(4)         1,446             171                  217,000
Michael E. Nugent(1)(2)        1,437             170                  210,000
Fergus Reid(1)(3)              1,437             171                  215,000

INTERESTED:
Charles A. Fiumefreddo(2)      2,444             170                  360,000
James F. Higgins                   0             170                        0


----------

(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.
(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.
(4)  Includes amounts deferred at the election of the Trustee under the DC Plan.
(5) Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar-year basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age.

On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.


     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended January 31, 2006 and by the the Adopting Funds for the calendar year ended December 31, 2005, and the estimated retirement benefits for the Independent Trustees from the Fund as of the fiscal year ended January 31, 2006 and from the the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.



                             RETIREMENT BENEFITS ACCRUED AS           ESTIMATED ANNUAL
                                     FUND EXPENSES               BENEFITS UPON RETIREMENT(1)
                             ------------------------------   ---------------------------------
                                            BY ALL ADOPTING                   FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE  BY THE FUND         FUNDS        FROM THE FUND         FUNDS
---------------------------  -----------    ---------------   -------------   -----------------
Michael Bozic                 $   404         $  19,437        $   967           $   46,871
Edwin J. Garn                    (221)(2)       (10,738)(2)        967               46,917
Wayne E. Hedien                   735            37,860            823               40,020
Dr. Manuel H. Johnson             399            19,701          1,420               68,630
Michael E. Nugent                 709            35,471          1,269               61,377


----------
(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

(2) Mr. Garn's retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of May 1, 2006, no shareholder was known to own beneficially or of record as much as 5% of the outstanding shares of the Fund. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.


     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Prior to November 1, 2004, pursuant to an investment management agreement (the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund, determined as of the close of business on every business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% of the portion of the daily net assets exceeding $3 billion.

     The Board of Trustees of the Fund approved an amended and restating, effective November 1, 2004, the investment management agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.45% of the portion of the daily net assets not exceeding $500 million; 0.375% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% of the portion of the daily net assets exceeding $3 billion. The administration services previously provided to the Fund by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. Such change resulted in a 0.05% reduction in the investment advisory fee concurrent with the implementation of a 0.05% administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser. Effective June 1, 2005, the Board of Trustees approved an amendment to the existing advisory arrangement of the Fund to further reduce the fee payable by the Fund to 0.42% of the portion of the daily net assets not exceeding $1 billion; 0.395% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.37% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.345% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.32% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.295% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.27% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.245% of the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.22% of the portion of the daily net assets exceeding $12.5 billion. The Fund's Investment Adviser continues to provide investment advisory services under an Amended and Restated Investment Advisory Agreement ("Investment Advisory Agreement").

     For the fiscal years ended January 31, 2004, 2005 and 2006, the Investment Adviser accrued total compensation under the Management Agreement and the Investment Advisory Agreement in the amounts of $5,595,801, $5,086,337 and $4,045,523, respectively. However, during these periods the Investment Adviser had undertaken to assume operating expenses and/or waive the compensation provided for in its advisory agreements to the extent necessary to maintain such expenses and compensation at 0.75% of the Fund's daily net assets on an annualized basis. Taking into account this waiver/assumption of expenses, the total compensation paid under the Management Agreement during the fiscal years ended January 31, 2004 and 2006 were $5,593,845 and $3,877,471, respectively. For the fiscal year ended January 31, 2005, the annual operating expenses did not exceed 0.75% of the Fund's daily net assets on an annualized basis.

     For the period November 1, 2004 through January 31, 2005 and for the fiscal year ended January 31, 2006, the Administrator accrued compensation under the Administration Agreement in the amounts of $144,007 and $508,173, respectively.

     Although the entities providing administrative services to the Fund have changed, the Morgan Stanley personnel performing such services remains the same. Furthermore, the changes have not resulted in any increase in the amount of total combined fees paid by the Fund for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by the Fund.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND ADMINISTRATOR


     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objectives.


     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


     Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. These expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

     The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. RULE 12b-1 PLAN

     In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act between the Fund and the Distributor, the Distributor provides certain services in connection with the promotion of sales of Fund shares (the "Plan").


     The Plan provides that the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan: (1) compensation to and expenses of Morgan Stanley DW's and other selected Broker-Dealers, Financial Advisors and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.


     Morgan Stanley DW's Financial Advisors are paid an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record. The residual is a charge which reflects residual commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's expenses associated with the servicing of shareholders' accounts, including the expenses of operating Morgan Stanley DW's branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office serving of shareholder accounts.


     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's shares. Reimbursement is made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of the Fund's average daily net assets during the month. No interest or other financing charges will be incurred for which reimbursement payments under the Plan will be made. In addition, no interest charges, if any, incurred on any distribution expense incurred by the Distributor or other selected dealers pursuant to the Plan, will be reimbursable under the Plan. In the case of all expenses other than expenses representing a residual to Financial Advisors, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing a residual to Financial Advisors may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be expended by the Fund, the Investment Adviser provides and the Trustees review a quarterly budget of projected incremental distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares.

     The Fund reimbursed $995,958 to the Distributor pursuant to the Plan which amounted to 0.10% of the Fund's average daily net assets for the fiscal year ended January 31, 2006, based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by the Fund to the Distributor for distribution was spent in approximately the following ways: (i) advertising -- $-0-; (ii) printing and mailing prospectuses to other than current shareholders -- $-0-; (iii) compensation to underwriters -- $-0-; (iv) compensation to dealers -- $-0-; (v) compensation to sales personnel -- $-0-;

and (vi) other, which includes payments to Morgan Stanley DW for expenses substantially all of which relate to compensation of sales personnel and associated overhead expenses -- $995,958. No payments under the Plan were made for interest, carrying or other financing charges.


     Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

     Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the incremental distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore;
(2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the most recent continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to implement the Fund's method of distribution and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

E. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the transfer agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian for the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

F. CODES OF ETHICS


     The Fund, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.


G. PROXY VOTING POLICY AND PROXY VOTING RECORD


     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the Investment Adviser. The following is a summary of the Investment Adviser's Proxy Voting Policy ("Proxy Policy").

     The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee. The Investment Adviser generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.


     The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:


     -  Generally, routine proposals will be voted in support of management.


     - With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.


     - The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

     - The Investment Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.), notwithstanding management support.


     - The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

     - The Investment Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc).

     - The Investment Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.)

     - Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.


CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES


     To assist the Investment Adviser in its responsibility for voting proxies, the Investment Adviser may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as "Research Providers." The services provided to the Investment Adviser by the Research Providers include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.


FURTHER INFORMATION


     A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC, are available without charge on our web site at www.morganstanley.com/funds. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.


H. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial intermediaries ("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments, as determined from time to time by the Investment Adviser or the Distributor, may be different for different Intermediaries.


     Morgan Stanley DW has an arrangement whereby the Funds' Investment Adviser, out of its own assets, pays Morgan Stanley DW an amount up to 0.18% annually of the value of the shares of the following money market funds held in Morgan Stanley DW accounts (except shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program, the Morgan Stanley Portfolio Architect(SM) Program and Morgan Stanley Corporate Retirement Solutions): New York Municipal

Money Market Trust; Tax-Free Daily Income Trust; U.S. Government Money Market Trust; Liquid Asset Fund Inc., Active Assets California Tax Free Trust; Active Assets Government Securities Trust; Active Assets Tax Free Trust; Active Assets Money Trust; and California Tax-Free Daily Income Trust.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.


     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

     In addition to the payments described above, Morgan Stanley reports its business segment results utilizing an allocation methodology which reflects the economics of each business segment by representing transactions as if conducted between a Morgan Stanley business segment and an external party. Accordingly, for sales of Money Market Funds, an amount equal to a portion of the Fund's advisory fee is reflected, for financial reporting purposes only, as paid by the Investment Adviser to a Morgan Stanley business segment.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a "net" basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

     During the fiscal years ended January 31, 2004, 2005 and 2006, the Fund paid no such brokerage commissions or concessions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and Government Agency Securities. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended January 31, 2004, 2005 and 2006, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended January 31, 2004, 2005 and 2006, the Fund paid no brokerage commissions to an affiliated broker or dealer.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.


     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their clients and may not in all cases benefit the Fund directly.


     The Investment Adviser and certain of its affiliates currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser or advisor to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended January 31, 2006, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended January 31, 2006, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At January 31, 2006, the Fund did not own any securities issued by any of such issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     REDEMPTIONS. A check drawn by a shareholder against his or her account in the Fund constitutes a request for redemption of a number of shares sufficient to provide proceeds equal to the amount of the check. Payment of the proceeds will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. If a check is presented for payment to the Transfer Agent by a shareholder or payee in person, the Transfer Agent will make payment by means of a check drawn on the Fund's account or, in the case of a shareholder payee, to the shareholder's predesignated bank account, but will not make payment in cash.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

     The Fund utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The Fund utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

     The use of the amortized cost method to value the portfolio securities of the Fund and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the Fund) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two method of valuation.

     Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

     A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

     An Eligible Security is generally defined in the Rule to mean (i) a rated security with a remaining maturity of 397 calendar days or less that has received a rating from the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) An Unrated Security that is of comparable quality to a security meeting the requirements of
(1) above, as determined by Trustees. In addition, in the case of a security that is subject to a Demand Feature or Guarantee: (A) The Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, unless: (1) the Guarantee is issued by a person that directly or indirectly, controls, is controlled by or is under a common control with the issuer of the security subject to the Guarantee (other than a sponsor or a Special Purpose Entity with respect to an Asset Backed Security: (2) the security subject to the Guarantee is a repurchase agreement that is Collateralized Fully; or (3) the Guarantee itself is a Government Security and
(B) the issuer of the Demand Feature, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee (if such substitution is permissible under the terms of the Demand Feature or Guarantee). The Fund will limit its investments to securities that meet the requirements for Eligible Securities.

     As permitted by the Rule, the Trustees have delegated to the Fund's Investment Adviser the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

     Also, as required by the Rule, the Fund will limit its investments in securities, other than Government securities, so that, at the time of purchase:
(a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Fund's total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

     The Rule further requires that the Fund limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.


     If the Trustees determine that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Fund of any such change.


IX. TAXATION OF THE FUND AND SHAREHOLDERS

     The Fund intends to distribute all of its daily net investment income (and net short-term capital gains, if any) to shareholders of record as of the close of business the preceding business day. Net income, for dividend purposes, includes accrued interest and amortization of acquisition, original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Fund. Net income will be calculated immediately prior to the determination of net asset value per share of the Fund.

     The Trustees of the Fund may revise the dividend policy, or postpone the payment of dividends, if the Fund should have or anticipate any large unexpected expense, loss or fluctuation in net assets which, in the opinion of the Trustees, might have a significant adverse effect on shareholders. On occasion, in order to maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e., dividends, less such reductions), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

     It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.


     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.


     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax.

     Gains or losses on sales of securities held by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains and long-term capital gains. Such distributions also may be subject to state and local income tax. However, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Interest and realized net short-term capital gains distributions are generally taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Since the Trust's income is expected to be derived entirely from interest rather than dividends, none of such distributions will be eligible for the federal dividends received deduction available to corporations. Realized net long-term capital gains distributions, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Realized net long-term capital gains distributions are not eligible for the dividends received deduction.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December to shareholder of record of such month and paid in January then such amounts will be treated for tax purposes as received by the shareholder on December 31.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short-term capital gains. The Fund is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Fund may withhold these amounts regardless of the fact that it is not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. The provisions discussed above relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Special rules apply to distributions attributable to gains from "U.S. real property interests" (including gains from the disposition of certain U.S. real property holding corporations which may include certain REITs and certain capital gains distributions from REITs); however the fund does not expect to derive gains or income from any U.S. real property interests. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains.

     Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state or local taxes.

X. UNDERWRITERS

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA


     The Fund's current yield for the seven days ended January 31, 2006 was 3.63% and the seven day effective yield was 3.70%, assuming daily compounding. During this period, the Investment Adviser had undertaken to assume operating expenses and/or waive the compensation provided for in its Investment Advisory Agreement to the extent necessary to maintain such expenses and compensation at 0.75% of the Fund's daily net assets on an annualized basis. For the fiscal year ended January 31, 2006 the annual operating expenses were 0.76% of the Fund's daily net assets on an annualized basis.


XII. FINANCIAL STATEMENTS


     The Fund's audited financial statements for the fiscal year ended January 31, 2006, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.


XIII. FUND COUNSEL

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

                MORGAN STANLEY U.S. GOVERNMENT MONEY MARKET TRUST
                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1). Declaration of Trust of the Registrant, dated November 18, 1981, is incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 15, 1996.

   (2). Amendment to the Declaration of Trust of the Registrant, dated January 18, 1983, is incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 15, 1996.

   (3). Amendment to the Declaration of Trust of the Registrant, dated May 18, 1984, is incorporated by reference to Exhibit 1(c) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 15, 1996.

   (4). Amendment to the Declaration of Trust of the Registrant, dated June 22, 1984, is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 15, 1996.

   (5). Amendment to the Declaration of Trust of the Registrant, dated February 19, 1993, is incorporated by reference to Exhibit 1(e) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 15, 1996.

   (6). Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on January 27, 1999.

   (7). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(g) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on March 28, 2002.

(b). Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated by reference to Exhibit b of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 18, 2004.

(c).      Not applicable.

(d). Amended and Restated Investment Advisory Agreement, dated November 1, 2004, is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Morgan Stanley Small-Mid Special Value Fund, filed on June 24, 2005.

(e)(1). Form of Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., dated May 31, 1997, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on March 2, 1998.

   (2). Form of Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated January 4, 1993, is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on March 11, 1994.

(f). Second Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on March 29, 1999.

(g)(1). Form of Custody Agreement between The Bank of New York and the Registrant, dated September 20, 1991, is incorporated by reference to
          Exhibit 8 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 15, 1996.

   (2). Amendment to the Custody Agreement between The Bank of New York and the Registrant, dated April 17, 1996, is incorporated by reference to
          Exhibit 8 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on March 18, 1997.

   (3). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on March 28, 2002.

   (4). Foreign Custody Manager Agreement between The Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to
          Exhibit 7(d) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on March 28, 2002.

(h)(1). Amended and Restated Transfer Agency Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Trust, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on March 29, 2005.

   (2). Administration Agreement, dated November 1, 2004, between Morgan Stanley Services Company Inc. and the Registrant, is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on March 29, 2005.

(i)(1). Opinion of Clifford Chance US LLP, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on May 27, 2005.

   (2).   Consent of Clifford Chance US LLP, filed herein.

   (3). Opinion of Dechert LLP, Massachusetts Counsel, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on May 27, 2005.

(j). Consent of Independent Registered Public Accounting Firm, filed herein.

(k).      Not applicable.

(l).      Not applicable.

(m). Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated July 28, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on March 2, 1998.

(n). Amended and Restated Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated by reference to Exhibit 14 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on March 28, 2002.

(o).      Not Applicable

(p)(1). Code of Ethics of Morgan Stanley Investment Management, is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on March 29, 2005.

   (2). Code of Ethics of Morgan Stanley Funds, is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on March 29, 2005.

(q). Power of Attorneys of Trustees, dated February 6, 2006, is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Morgan Stanley European Equity Fund Inc., filed on February 28, 2006.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     None

ITEM 25. INDEMNIFICATION

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust, neither the Investment Adviser nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant. Pursuant to Section 9 of the Registrant's Investment Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement, the Investment Adviser shall not be liable to the Registrant or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Registrant or its investors. Pursuant to Section 7 of the Registrant's Administration Agreement, the Administrator will use its best efforts in the performance of administrative activities on behalf of each fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Administrator shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Administrator or for any losses sustained by the Fund or its investors.

     Pursuant to Section 7 of the Registrant's Underwriting Agreement, the Registrant shall indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, which may be based upon the 1933 Act, or on any other statute or at common law, on the grounds that the Registration Statement or related Prospectus and Statement of Additional Information, as from time to time amended and supplemented, or the annual or interim reports to shareholders of the Registrant, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant in connection therewith by or on behalf of the Underwriter; provided, however, that in no case (i) is the indemnity of the Registrant in favor of the Underwriter and any such controlling persons to be deemed to protect the Underwriter or any such controlling persons thereof against any liability to the Registrant or its security holders to which the Underwriter or any such controlling persons would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; or (ii) is the Registrant to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Underwriter or any such controlling persons, unless the Underwriter or any such controlling persons, as the case may be, shall have notified the Registrant in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Underwriter or such controlling persons (or after the Underwriter or such controlling persons shall have received notice of such service on any designated agent), but failure to notify the Registrant of any such claim shall not relieve it from any liability which it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Adviser, the Registrant's Trustees, and other registered investment management companies managed by the Investment Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     See "Fund Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley.

     Set forth below is the name and principal business address of each company for which each director or officer of Morgan Stanley Investment Advisors serves as a director, officer or employee:

MORGAN STANLEY DISTRIBUTION, INC.
MORGAN STANLEY DISTRIBUTORS INC.
MORGAN STANLEY DW INC.
MORGAN STANLEY INVESTMENT ADVISORS
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
VAN KAMPEN ADVISORS INC.
VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC.
VAN KAMPEN INVESTMENTS INC.
VAN KAMPEN INVESTMENT MANAGEMENT
VAN KAMPEN INVESTOR SERVICES INC.
1221 Avenue of the Americas, New York, New York 10020

MORGAN STANLEY SERVICES COMPANY INC.
MORGAN STANLEY TRUST COMPANY
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

Listed below are the officers and Trustees of Morgan Stanley Investment
Advisors.

        NAME AND POSITION WITH                        OTHER SUBSTANTIAL BUSINESS, PROFESSION
MORGAN STANLEY INVESTMENT ADVISORS INC.                            OR VOCATION
---------------------------------------  -------------------------------------------------------------
Owen D. Thomas                           President and Chief Operating Officer of Van Kampen Advisors
President, Chief                         Inc., Van Kampen Asset Management, Van Kampen Investments
Operating Officer and Director           Inc., Morgan Stanley Investment Management Inc. and Morgan
                                         Stanley Services Company Inc.

Ronald E. Robison                        Managing Director and Director of Van Kampen Asset
Managing Director and Director           Management, Van Kampen Investments Inc., Director and Chief
                                         Administrative Officer of Morgan Stanley Investment
                                         Management Inc. and Morgan Stanley Services Company Inc.,
                                         Director of Morgan Stanley Distributors Inc., Morgan Stanley
                                         Trust, Morgan Stanley Distribution, Inc. and Van Kampen
                                         Investor Services Inc.

Amy R. Doberman                          Managing Director and General Counsel of Morgan Stanley
Managing Director and Secretary          Investment Management.

Dennis F. Shea                           Managing Director and Chief Investment Officer - Global
Managing Director and                    Equity Group of Morgan Stanley Asset Management.
Chief Investment Officer -
Global Equity Group

J. David Germany                         Managing Director and Chief Investment Officer - Global Fixed
Managing Director and                    Income Group of Morgan Stanley Asset Management.
Chief Investment Officer -
Global Fixed Income Group

Carsten Otto                             Managing Director and Chief Compliance Officer of Morgan
Managing Director and                    Stanley Investment Management Inc., Van Kampen Advisors Inc.
Chief Compliance Officer                 and Van Kampen Asset Management, Chief Compliance Officer of
                                         Van Kampen Investor Services Inc. and Van Kampen Investments
                                         Inc.

Kenneth Castiglia                        Managing Director, Chief Financial Officer and Treasurer of
Managing Director, Chief Financial       Morgan Stanley Asset Management.
Officer and Treasurer

     For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Investment Adviser, reference is made to the Investment Adviser's current Form ADV (File No. 801-42061) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust

(2)  Active Assets Government Securities Trust

(3)  Active Assets Institutional Government Securities Trust

(4)  Active Assets Institutional Money Trust

(5)  Active Assets Money Trust

(6)  Active Assets Tax-Free Trust

(7)  Morgan Stanley Aggressive Equity Fund

(8)  Morgan Stanley Allocator Fund

(9)  Morgan Stanley American Opportunities Fund

(10) Morgan Stanley Balanced Growth Fund

(11) Morgan Stanley Balanced Income Fund

(12) Morgan Stanley California Tax-Free Daily Income Trust

(13) Morgan Stanley California Tax-Free Income Fund

(14) Morgan Stanley Capital Opportunities Trust

(15) Morgan Stanley Convertible Securities Trust

(16) Morgan Stanley Developing Growth Securities Trust

(17) Morgan Stanley Dividend Growth Securities Inc.

(18) Morgan Stanley Equally-Weighted S&P 500 Fund

(19) Morgan Stanley European Equity Fund Inc.

(20) Morgan Stanley Financial Services Trust

(21) Morgan Stanley Flexible Income Trust

(22) Morgan Stanley Fundamental Value Fund

(23) Morgan Stanley Global Advantage Fund

(24) Morgan Stanley Global Dividend Growth Securities

(25) Morgan Stanley Global Utilities Fund

(26) Morgan Stanley Growth Fund

(27) Morgan Stanley Health Sciences Trust

(28) Morgan Stanley High Yield Securities Inc.

(29) Morgan Stanley Income Builder Fund

(30) Morgan Stanley Income Trust

(31) Morgan Stanley Information Fund

(32) Morgan Stanley International Fund

(33) Morgan Stanley International SmallCap Fund

(34) Morgan Stanley International Value Equity Fund

(35) Morgan Stanley Japan Fund

(36) Morgan Stanley KLD Social Index Fund

(37) Morgan Stanley Limited Duration Fund

(38) Morgan Stanley Limited Duration U.S. Treasury Trust

(39) Morgan Stanley Limited Term Municipal Trust

(40) Morgan Stanley Liquid Asset Fund Inc.

(41) Morgan Stanley Mid-Cap Value Fund

(42) Morgan Stanley Mortgage Securities Trust

(43) Morgan Stanley Multi-Asset Class Fund

(44) Morgan Stanley Nasdaq-100 Index Fund

(45) Morgan Stanley Natural Resource Development Securities Inc.

(46) Morgan Stanley New York Municipal Money Market Trust

(47) Morgan Stanley New York Tax-Free Income Fund

(48) Morgan Stanley Pacific Growth Fund Inc.

(49) Morgan Stanley Prime Income Trust

(50) Morgan Stanley Real Estate Fund

(51) Morgan Stanley S&P 500 Index Fund

(52) Morgan Stanley Select Dimensions Investment Series

(53) Morgan Stanley Small-Mid Special Value Fund

(54) Morgan Stanley Special Growth Fund

(55) Morgan Stanley Special Value Fund

(56) Morgan Stanley Strategist Fund

(57) Morgan Stanley Tax-Exempt Securities Trust

(58) Morgan Stanley Tax-Free Daily Income Trust

(59) Morgan Stanley Total Market Index Fund

(60) Morgan Stanley Total Return Trust

(61) Morgan Stanley U.S. Government Money Market Trust

(62) Morgan Stanley U.S. Government Securities Trust

(63) Morgan Stanley Utilities Fund

(64) Morgan Stanley Value Fund

(65) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 25 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

NAME AND PRINCIPAL BUSINESS     POSITIONS AND OFFICES WITH        POSITIONS AND OFFICES WITH
         ADDRESS                        UNDERWRITER                       REGISTRANT
---------------------------  ---------------------------------  -----------------------------
Ronald E. Robison            Director                           President and Principal
                                                                Executive Officer

Kenneth Castiglia            Director, Chief Financial          None
                             Officer and Treasurer

Michael Kiley                Director, Chief Executive          None
                             Officer and President

Brian Binder                 Chief Administrative Officer       None

Stefanie Chang Yu            Secretary                          Vice President

Winston McLaughlin           Chief Compliance Officer           None

Gina Gallagher               Chief AML Office                   None

Pat Behnke                   Financial and Operations           None
                             Principal

(c)   Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

                        The Bank of New York
                        100 Church Street
                        New York, New York 10286
                        (records relating to its function as custodian)

                        Morgan Stanley Investment Advisors Inc.
                        1221 Avenue of the Americas
                        New York, New York 10020
                        (records relating to its function as investment adviser)

                        Morgan Stanley Trust
                        Harborside Financial Center, Plaza Two
                        2nd Floor
                        Jersey City, New Jersey 07311
                        (records relating to its function as transfer agent and dividend disbursing agent)

                        Morgan Stanley Services Company Inc.
                        Harborside Financial Center, Plaza Two
                        7th Floor
                        Jersey City, New Jersey 07311
                        (records relating to its function as administrator)

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 25th day of May, 2006.

                                  MORGAN STANLEY U.S. GOVERNMENT MONEY
                                  MARKET TRUST

                                  By:        /S/ RONALD E. ROBISON
                                      ------------------------------------------
                                             Ronald E. Robison
                                             Principal Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 has been signed below by the following persons in the capacities and on the dates indicated.

                SIGNATURES                                  TITLE                      DATE
                ----------                                  -----                      ----
(1) Principal Executive Officer                  President and Principal
                                                 Executive Officer


By:            /s/ RONALD E. ROBISON
    ------------------------------------------
               Ronald E. Robison                                                   May 25, 2006


(2) Principal Financial Officer                  Chief Financial Officer


By:            /s/ FRANCIS J. SMITH
    ------------------------------------------
               Francis Smith                                                       May 25, 2006


(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    James F. Higgins


By:            /s/ BARRY FINK
    ------------------------------------------
               Barry Fink                                                          May 25, 2006
               Attorney-in-Fact


    Michael Bozic           Joseph J. Kearns
    Edwin J. Garn           Michael E. Nugent
    Wayne E. Hedien         Fergus Reid
    Manuel H. Johnson


By:            /s/ CARL FRISCHLING
    ------------------------------------------
               Carl Frischling                                                     May 25, 2006
               Attorney-in-Fact

                MORGAN STANLEY U.S. GOVERNMENT MONEY MARKET TRUST

                                  EXHIBIT INDEX

(i)(2).  --  Consent of Clifford Chance US LLP.

(j).     --  Consent of Independent Registered Public Accounting Firm.